UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): October 23, 2023
__________________________________________
First Busey Corporation
(Exact name of Registrant as specified in its charter)
__________________________________________

Nevada	0-15950	37-1078406
(State of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

100 W. University Ave. Champaign, Illinois 61820
(Address of Principal Executive Offices)

(217) 365-4544
(Registrant’s telephone number, including area code)
N/A
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value	BUSE	Nasdaq Stock Market LLC
Indicate by check mark whether the Registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). ☐
If an emerging growth company, indicate by check mark if the Registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02    Results of Operations and Financial Condition.
On October 24, 2023, First Busey Corporation (“Busey” or the “Company”) issued a press release (“Earnings Release”) disclosing financial results for the quarter ended September 30, 2023. A copy of the Earnings Release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.
The information in Item 2.02 of this Current Report on Form 8-K and Exhibit 99.1 attached hereto is being “furnished” and will not, except to the extent required by applicable law or regulation, be deemed “filed” by Busey for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (“Exchange Act”), or otherwise subject to the liabilities of that section, nor will any of such information or exhibits be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended (“Securities Act”), or the Exchange Act.
Item 5.02    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
(b), (c)
Robin N. Elliott, a named executive officer of the Company, has departed from his role as President and Chief Executive Officer of Busey Bank (the “Bank”) and his role as Chairman and Chief Executive Officer of FirsTech, Inc. (“FirsTech”), effective October 23, 2023, and has transitioned to a consultative role until December 31, 2023, when his employment will end. Van A. Dukeman has been appointed, effective October 23, 2023, President and Chief Executive Officer of the Bank in addition to his current role as Chairman of the Bank and Chairman, President, and Chief Executive Officer of the Company. Humair Ghauri has been appointed Chief Executive Officer of FirsTech in addition to his current role as President of FirsTech.
Effective October 23, 2023, Amy L. Randolph, a named executive officer of the Company, was appointed Executive Vice President, Chief Operating Officer of the Company. Prior to this appointment, Ms. Randolph served as Chief of Staff and Executive Vice President, Pillar Relations of the Company.
(e)
The Company, the Bank, and Mr. Elliott have entered into a letter agreement dated October 20, 2023 (the “Separation Letter”). Pursuant to the terms of the Separation Letter, Mr. Elliott will continue to be employed by the Company and its subsidiaries at his current base salary until his employment terminates on December 31, 2023 (the “Separation Date”). Mr. Elliott will receive separation payments consisting of (i) severance payments and benefits in accordance with Section 6(b) of his employment agreement with the Company and the Bank, effective December 5, 2019 (the “Employment Agreement”), and (ii) $1,007,526 in respect of the pro rata value of restricted stock units that will be forfeited upon Mr. Elliott’s termination of employment, payable in cash in substantially equal installments over a one (1)‑year period in accordance with the Company’s regular payroll practices then in effect, commencing on March 1, 2024. The separation payments are conditioned on and subject to Mr. Elliott’s execution and non-revocation of a general release and waiver of claims and his compliance with the terms and conditions of the Employment Agreement, including confidentiality, non-competition, and non-solicitation provisions.
The foregoing description of the Separation Letter does not purport to be complete and is qualified in its entirety by reference to the full text of the Separation Letter, which is attached hereto as Exhibit 10.1 and incorporated herein by reference.

Item 7.01    Regulation FD Disclosure.
On October 24, 2023, Busey published its Earnings Investor Presentation discussing financial results for the quarter ended September 30, 2023. A copy is attached hereto as Exhibit 99.2 and is incorporated herein by reference.
The information in Item 7.01 of this Current Report on Form 8-K and Exhibit 99.2 attached hereto is being “furnished” and will not, except to the extent required by applicable law or regulation, be deemed “filed” by Busey for purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that section, nor will any of such information or exhibits be deemed incorporated by reference into any filing under the Securities Act or the Exchange Act.
Item 9.01.    Financial Statements and Exhibits.

Exhibit Number	Description of Exhibit
10.1	Separation Letter, dated as of October 20, 2023 between First Busey Corporation, Busey Bank, and Robin N. Elliott
99.1	Earnings Release issued by First Busey Corporation, dated October 24, 2023
99.2	Earnings Investor Presentation issued by First Busey Corporation, dated October 24, 2023
104	Cover Page Interactive Data File (embedded within the Inline XBRL document and included in Exhibit 101)

Signature
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

FIRST BUSEY CORPORATION

Date:	October 24, 2023	By:	/s/ Jeffrey D. Jones
Jeffrey D. Jones
Chief Financial Officer
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